UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2017

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cross Street #10-00, PWC Building Singapore 048424		048424
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A is being filed by Wave Life Sciences Ltd. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on August 15, 2017 that disclosed the preliminary voting results (the “Original Report”) of the Company’s 2017 Annual General Meeting of Shareholders on August 10, 2017 (the “Annual Meeting”). This Amendment to the Original Report is being filed to disclose the final voting results received on August 16, 2017, certified by Computershare Trust Company, N.A., the independent Inspector of Elections, and amends and restates Item 5.07 of the Original Report in its entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On August 10, 2017, the Company held its Annual Meeting. Of the 27,760,214 ordinary shares issued and outstanding and eligible to vote as of the meeting date of August 10, 2017, a quorum of 25,534,687 ordinary shares, or 91.98%, of the eligible shares, was present in person or represented by proxy at the Annual Meeting.

(b)	The following actions were taken at the Annual Meeting, all of which are described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on July 6, 2017 (the “Proxy Statement”). The final voting results for each of the proposals voted upon at the Meeting are set forth below.

Proposal 1 (a) – (g)- Shareholders re-elected each of the Company’s seven existing directors to the Board of Directors for a term ending on the Company’s 2018 Annual General Meeting of Shareholders and his successor is duly elected and qualified, with the final votes cast as follows:

Board of Directors Nominee	For	Against	Abstain	Broker Non-Vote
Paul B. Bolno, M.D.	22,629,409	19,452	533	2,885,293
Gregory L. Verdine, Ph.D.	22,518,659	130,202	533	2,885,293
Christian Henry	22,624,718	24,143	533	2,885,293
Peter Kolchinsky, Ph.D.	22,102,797	546,064	533	2,885,293
Koji Miura	21,947,492	701,369	533	2,885,293
Adrian Rawcliffe	22,512,870	135,991	533	2,885,293
Ken Takanashi	19,207,239	3,441,622	533	2,885,293

Proposal 2- Shareholders re-appointed KPMG LLP to serve as the Company’s independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2017, and to authorize the Audit Committee of the Board of Directors to fix KPMG LLP’s remuneration for services provided through the date of the Company’s 2018 Annual General Meeting of Shareholders, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
25,531,842	0	2,845	0

Proposal 3- Shareholders approved the Company’s payment of cash and equity-based compensation to the Company’s non-employee directors for their service on the Board of Directors and its committees, in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
22,527,081	121,813	500	2,885,293

Proposal 4- Shareholders approved amendments to the Company’s 2014 Equity Incentive Plan to increase the total number of shares available for the grant of awards; to increase the U.S. Internal Revenue Code Section 162(m) limit for the grant of equity awards and to add the material terms of performance goals to preserve the Company’s ability to receive corporate income tax deductions that may become available pursuant to Section 162(m), with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
16,232,262	6,416,632	500	2,885,293

Proposal 5- Shareholders approved a general authorization for the directors of the Company to allot and issue ordinary shares of the Company, in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
22,624,525	24,369	500	2,885,293

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

Date: August 17, 2017	/s/ Paul B. Bolno, M.D.
Paul B. Bolno, M.D. President and Chief Executive Officer